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                                                                    Exhibit 10.3

                        RESTATED, AMENDED AND REPLACEMENT
                                 PROMISSORY NOTE
                                (EQUIPMENT LOAN)

$15,000,000.00                                            Greeneville, Tennessee
                                                          As of January 30, 1998

FOR VALUE RECEIVED, the undersigned, each a Tennessee corporation, jointly and severally promise to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association having offices for the conduct of business in Greene County, Tennessee (the "Bank") at its place of business in Greeneville, Tennessee, with the mailing address of "206 North Main Street, Greeneville, TN 37745, ATTN: Larry Estepp," or at such other place as the holder hereof may designate in writing, in current local funds, the sum of Fifteen Million Dollars ($15,000,000.00), or so much thereof as may be advanced by the Bank in accordance with the terms and provisions of the Credit Agreement, plus interest thereon or on so much as shall remain outstanding from time to time, as set out below. This Note is referred to as the "Master Draw Note" in the Credit Agreement.

This Note is made in replacement of a Fifteen Million Dollar ($15,000,000.00) restated, amended and replacement promissory note made as of May 31, 1995, by the undersigned Landair Services, Inc. and payable to the order of the Bank, the outstanding principal balances of the Draw Notes existing as of this date thereunder of which are Three Million Eight Hundred Forty-Six Thousand Five Hundred Fifty-Four and 74/100 Dollars ($3,846,554.74) in the aggregate (the "Original Principal"). Accordingly, the amount of principal available to be drawn under this Note in accordance with the provisions of the Credit Agreement is Eleven Million One Hundred Fifty- Three Thousand Four Hundred Forty-Five and 26/100 Dollars ($11,153,445.26) as of this day.

           INTEREST ACCRUAL: Except during any period during which a default interest rate shall be applicable as described below, interest shall accrue at the variable rate per annum, rounded upward, if necessary, to the nearest Basis Point (the "Variable Rate"), equal to (a) the base commercial rate of interest established from time to time by the Bank ("Base Rate") minus three-quarters of one percent (0.75%) per annum with respect to the Original Principal, and (b) the LIBOR Rate plus one hundred (100) Basis Points expressed on a per annum basis with respect to all other principal indebtedness advanced by the Bank hereunder. Each change in the Variable Rate that results from a change in the Base Rate shall become effective without notice to the undersigned on the same date that the Base Rate changes. Each change in the Variable Rate that results from a change in the LIBOR Rate shall become effective on each adjustment date which shall occur on the first day of each month commencing February 1, 1998.



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                           Interest shall be calculated based upon and computed
                           on a three hundred sixty (360) day year.

           INTEREST AND PRINCIPAL PAYMENTS: The undersigned shall make payments of principal and interest (the "Amortized Payments") on the 10th day of each month, and the amount of each Amortized Payment shall be calculated and based upon the amortization schedules described in the Credit Agreement and equal to the aggregate of the monthly payments under the Draw Notes which evidence or will evidence each disbursement hereunder (and, correspondingly, each disbursement under the Credit Agreement). All unpaid principal and interest evidenced hereby shall be due and payable on the maturity date hereof, which shall be May 31, 2002.

           LIBOR RATE DEFINITIONS: As used in this Note, the following terms shall have the following meanings:

                           (a) Basis Point: One-hundredth (1/100) of one percent (1.0%) per annum.

                           (b) Business Day: Any day other than a Saturday, Sunday, holiday or other day on which state-chartered commercial banking institutions in Greeneville, Tennessee are authorized by law to be closed.

                           (c) LIBOR Business Day: A Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Bank in its sole discretion acting in good faith.

                           (d) LIBOR Interest Period: With respect to all principal indebtedness advanced by the Bank hereunder other than the Original Principal, one (1) month periods, each period commencing on the date of Bank's funding or on the last day of the preceding applicable period, as the case may be; provided that the foregoing provisions relating to LIBOR Interest Period are subject to the following:

                                    (i) if any LIBOR Interest period would
                                    otherwise end on a day that is not a LIBOR
                                    Business Day, that LIBOR Interest Period shall be extended to the next succeeding LIBOR Business Day unless the results of such extension would be to carry such LIBOR Interest Period into another calendar month, in which event such LIBOR Interest Period shall end on the immediately preceding LIBOR Business Day;




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                                    (ii) any LIBOR Interest Period that begins
                                    on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last LIBOR Business Day of a calendar month; and

                                    (iii) any LIBOR Interest Period that would otherwise extend beyond the maturity of this Note shall end on the maturity date of this Note.

                           (e) LIBOR Rate: During any LIBOR Interest Period, an interest rate per annum equal to the quotient (converted to a percentage) of (i) the rate per annum as determined and calculated by the Bank at or about 9:00 o'clock A.M. (Eastern Time) (or as soon thereafter as practicable) on the second Business Day prior to the first day of each LIBOR Interest Period, to be the average of interbank offered rates for dollar deposits in the London market based on quotations at five (5) major banks, for thirty (30) days or one (1) month deposits, as most recently published in the Wall Street Journal, "Money Rates Section" under the category "London Interbank Offered Rates (LIBOR)," divided by (ii) 1.00 minus the LIBOR Reserve Requirement (as defined below), expressed as a decimal, for such LIBOR Interest Period. If such rate ceases to be published in the Wall Street Journal, the LIBOR Rate shall be the London Rate Eurodollar 30-day or One Month Index as published in the Wall Street Journal. "LIBOR Reserve Requirement" shall mean for any day during a LIBOR Interest Period, that percentage which is specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any marginal reserve requirement) for the Bank with respect to liabilities consisting of or including "Eurocurrency liabilities" (as defined in Regulation D of the Board of Governors of the Federal Reserve System) with a maturity equal to such LIBOR Interest Period. In determining the percentage, the Bank may use any reasonable averaging and attribution methods. Each determination by Bank of a LIBOR Rate or of the LIBOR Reserve Requirement used in determining same shall be conclusive and binding, absent manifest error.

           SECURITY: This Note is secured by a lien on certain property and equipment described in a Security Agreement dated October 17, 1994, as amended by instruments dated October 20, 1994, December 23, 1994, May 24, 1995,
                           May 31, 1995, December 22, 1995, and of even date herewith (collectively, the "Security Agreement") among the Bank and the undersigned, corresponding UCC Financing Statements, and guaranty agreements of certain of the undersigned.



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OTHER TERMS AND CONDITIONS: Unless otherwise provided herein, all payments shall be applied to pay the accrued interest and to the unpaid principal of the indebtedness in accordance with the terms and provisions of the Draw Notes.

All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

Any payment not made when due hereunder (whether by acceleration or otherwise) shall bear interest at the "default rate" which is herein calculated as the lesser of the Bank's Base Rate plus four percent (4.0%) per annum or the maximum effective contract rate of interest which the Bank may lawfully charge on the date such payment became due. As used herein, the Bank's "Base Rate" is the base commercial rate of interest established from time to time by the Bank and which need not be the lowest rate of interest then available to its best commercial customers.

If this Note is placed in the hands of an attorney for collection, by suit or otherwise, or to protect any security given for its payment, or to enforce its collection, the undersigned will pay all the costs of collection and litigation, together with a reasonable attorney's fee, all of which shall be secured by any collateral pledged as security hereof.

The makers and any endorsers or guarantors hereof waive protest, demand, presentment, and notice of dishonor, and agree that this Note may be extended, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof, and without notice to or further assent from them or any other party liable hereon, all of whom will remain bound upon this Note notwithstanding any such extension(s); and further agree that all or any collateral given, now or hereafter, as security herefor may be released (with or without substitution) without notice and without affecting their liability hereon; and that additional makers, endorsers, guarantors, or sureties may become parties hereto and that any present or future party may be released from liability hereunder, without notice, and without affecting the liability of any other maker, endorser, or guarantor.

This Note is issued and executed pursuant to and in connection with a Loan Agreement dated October 17, 1994, as amended by instruments dated October 20, 1994, December 23, 1994, May 24, 1995, May 31, 1995, January 28, 1997, and of
even date herewith among the Bank and the undersigned (collectively, the "Credit Agreement"), and the holder hereof is entitled to the benefits of such Credit Agreement and may disburse loan proceeds and may exercise the remedies and rights provided therein, all in accordance with the terms of the Credit Agreement. In connection with the immediately preceding sentence, this Note evidences a revolving credit loan and, provided that no event of default hereunder as described in the next paragraph hereof exists, the undersigned may borrow, repay and reborrow at any time, and from time to time during the period of time commencing on the date hereof and ending on May 31, 1999, as provided in the Credit Agreement. After May 31, 1999, the revolving credit aspect of this Note shall be of no effect and the indebtedness evidenced hereby shall be repaid in accordance with the other provisions hereof and the amortization schedules described in the Credit Agreement.



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In the event of any default in the prompt and punctual payment, when due, of this Note (or any installment hereof, whether of principal, interest, or principal and interest, including installments due under the Draw Notes), which default continues for ten (10) days after the due date of such payment (provided that no more than two [2] payments in any twelve (12) month period shall be thus in default for ten [10] days), or if any of the makers or any guarantor hereof should become insolvent (as defined in the Uniform Commercial Code), or if a petition in bankruptcy be filed by or against any of the makers or any guarantor, or if a receiver be appointed for any part of the property or assets of any of the makers or any guarantor, or if any assignment for the benefit of creditors be made by any of the makers or any guarantor, or if a judgment be entered against any of the makers or any guarantor, or upon the issuance of any writ, levy, or process, valid or invalid, which purports to restrict any of the makers or any guarantor with respect to any of its or their funds or property on deposit with or in the possession or custody or under the control of the Bank, or upon the dissolution, either voluntary or involuntary, of any of the makers or any guarantor, or in the event of any default in the prompt and punctual payment when due, of any other indebtedness or obligation to the Bank owed, now or hereafter, by any of the makers or any guarantor (including, but not limited to, the Draw Notes and the Line Note), or upon any default in any security agreement, assignment or other security document given, now or hereafter, to secure the indebtedness evidenced hereby, or if any representation or warranty made by any of the undersigned, by any guarantor or any of their officers or shareholders pertaining to this credit shall prove to be false, untrue, or materially misleading, or upon any other default under or described in the Security Agreement, the Credit Agreement or any other document executed in connection herewith or therewith, then and in any of such events, the entire principal and interest of this Note (and, therefor, of all of the Draw Notes) shall, without notice or demand for payment (the same being expressly waived), be and become immediately due and payable for all purposes, at the option of the Bank. Any conflict between the provisions of this paragraph and the provisions of the Credit Agreement or the Draw Notes concerning notice and cure periods shall be resolved in favor of the provisions of the Credit Agreement.

Upon the occurrence of a default hereunder (as described in the immediately preceding paragraph or otherwise) for which the holder hereof does not accelerate the indebtedness evidenced hereby pursuant to the provisions of the immediately preceding paragraph and for which the applicable default rate(s) of interest set forth above is not being charged, including the failure of any of the undersigned or any guarantor to provide the financial statements as required under the Credit Agreement, the applicable interest rate set forth herein, for a period beginning three (3) days after written notice of such event of default is provided by the holder hereof to the undersigned and ending upon the curing of said noticed event of default, shall increase one percent (1.0%) for the first thirty (30) days of said event of default and increase an additional one percent (1.0%) during each thirty (30) day period thereafter during which the noticed event of default continues. Such default interest rates (in the immediately preceding sentence) shall apply to the outstanding principal balance of this Note; provided, however, that such interest rate shall not exceed the "default rate" as such phrase is defined on page 3 of this Note. Upon the curing of the noticed event of default, the interest rate hereunder shall revert to the initially agreed upon interest rate, effective on the date on which the event of default is cured.



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Any money or other property at any time in the possession of the Bank belonging to any of the makers or any guarantor and any deposits or other sums at any time credited by or due from the Bank to any party liable hereon, may at all times, at the option of the Bank, be held and treated as collateral security for the payment of this Note or any other liability of any of the makers or any guarantor, whether due or not due. The Bank may, at any time upon the occurrence of an event of default hereunder and/or under the Security Agreement, the Credit Agreement or any other document executed in connection herewith or therewith (which continues beyond applicable grace, notice and cure periods), at its option, and without further notice, set off the amount due or to become due hereon against the claim of any of the makers against the Bank.

Regardless of any provisions contained herein, or in any other document executed in connection herewith, the holder hereof shall never be entitled to receive, collect, or apply as interest hereon, any amount in excess of the maximum contract rate which may be lawfully charged by the holder hereof under applicable law, and in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the undersigned. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful contract rate, the undersigned and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as a reasonable loan charge, rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term hereof, so that the interest accrued or to accrue throughout the entire term contemplated hereby shall at no time exceed the maximum lawful contract rate.

This Note may be prepaid, in whole or in part, without premium or penalty. Any such prepayment shall be applied first to interest accrued on the outstanding principal balance and currently due and payable, and the remainder, if any, shall be applied to reduce the outstanding principal balance of this Note. Any such partial prepayment shall not have the effect of suspending or deferring the payments herein provided for, but the same shall continue to be due and payable on each due date subsequent to such prepayment.

THE UNDERSIGNED HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING HEREUNDER OR UNDER THE CREDIT AGREEMENT, THE SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE, THE CREDIT AGREEMENT, THE SECURITY AGREEMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING; AND THE UNDERSIGNED HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY



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COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE CREDIT AGREEMENT MAY FILE
AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

This Note is to be governed by and interpreted in accordance with the laws of the State of Tennessee, except to the extent that greater rights and/or privileges are granted to the holder hereof under federal law, in which case federal laws shall control.

                                         LANDAIR SERVICES, INC.

                                         By: __________________________
                                                  Scott M. Niswonger,
                                                  President

                                         ATTEST:

                                         ______________________________


                                         LANDAIR TRANSPORT, INC.


                                         By: __________________________
                                                  Eddie R. Brown,
                                                  President

                                         ATTEST:

                                         ______________________________


                                         LANDAIR INTERNATIONAL AIRLINES,
                                         INC.


                                         By: __________________________
                                                  Bruce A. Campbell,
                                                  President

                                         ATTEST:

                                         ______________________________


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                                         TRANSPORTATION PROPERTIES, INC.
                                         previously known as "Landair
                                         Properties, Inc.


                                         By: __________________________
                                                  Bruce A. Campbell,
                                                  President

                                         ATTEST:


                                         ______________________________


                                         FORWARD AIR, INC.


                                         By: __________________________
                                                  Bruce A. Campbell,
                                                  President

                                         ATTEST:


                                         ______________________________



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